THE NEW ECONOMY FUND


                                     Part B

                      Statement of Additional Information

                                February 1, 2005


This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of The New Economy Fund (the "fund" or "NEF") dated February 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:


                              The New Economy Fund
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                             TABLE OF CONTENTS



Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        6
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .        8
Execution of portfolio transactions . . . . . . . . . . . . . . . .       27
Disclosure of portfolio holdings. . . . . . . . . . . . . . . . . .       27
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       30
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       35
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       38
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       39
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       43
Shareholder account services and privileges . . . . . . . . . . . .       43
General information . . . . . . . . . . . . . . . . . . . . . . . .       46
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       51
Financial statements




                         The New Economy Fund -- Page 1

               CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES


The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


INVESTMENT STRATEGIES

- Generally, the fund invests primarily in equity securities of companies that derive their revenues primarily from operations in the services and information areas of the global economy. These could include, for example, companies involved in the areas of telecommunications, computer systems and software, the Internet, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation.

- The fund may invest up to 25% of its assets in companies outside the services and information area.

DEBT SECURITIES

- The fund may invest up to 10% of its assets in nonconvertible securities rated Baa or below by Moody's Investors Service ("Moody's") and BBB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.


NON-U.S. SECURITIES

- The fund may invest up to 40% of its assets in securities of issuers domiciled outside the United States and not included in the S&P 500 Index, including securities denominated in currencies other than the U.S. dollar.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.



                         The New Economy Fund -- Page 2

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.


INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $2.0 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


INVESTING IN PRIVATE COMPANIES -- The fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company's public offering and are often subject to additional contractual restrictions on resale that would prevent the fund from selling its company shares for a period of time following the public offering.



Investments in private companies can offer the fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product and a low market capitalization relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.



Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


                         The New Economy Fund -- Page 3

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.



Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


DEBT SECURITIES -- Although the fund will primarily invest in equity securities, it may invest in debt securities as well. Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.



                         The New Economy Fund -- Page 4

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to nine months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) commercial bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Investments in these securities are subject to the fund's ratings guidelines.


REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in



                         The New Economy Fund -- Page 5
connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. Difficulty in selling such securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement.


Securities (including restricted securities), not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended November 30, 2004 and 2003 were 35% and 38%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.



The fund may not:


1. Invest in securities of another issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the


                         The New Economy Fund -- Page 6
total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2.   Invest in companies for the purpose of exercising control or management;

3. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry;

4. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

5. Buy or sell commodities or commodity contracts in the ordinary course of its business provided, however, that entering into a forward currency contract shall not be prohibited by this restriction;

6. Lend any security or make any other loan if, as a result, more than 15% or its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

7. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

8.   Purchase securities on margin;

9. Enter into any repurchase agreement if, as a result, more than 10% of the fund's total assets would be subject to repurchase agreements maturing in more than seven days (see above);

10. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities; or

11.  Invest in puts, calls, straddles or spreads, or combinations thereof.

For purposes of investment restriction number 6, the fund does not currently intend to lend portfolio securities.


NONFUNDAMENTAL POLICIES -- The following nonfundamental investment policies may be changed without shareholder approval:



1. The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.


2. The fund may not invest more than 15% of the value of its net assets in illiquid securities.


                         The New Economy Fund -- Page 7

                             MANAGEMENT OF THE FUND

 BOARD OF TRUSTEES AND OFFICERS



                                    YEAR FIRST                                      NUMBER OF PORTFOLIOS
                        POSITION     ELECTED                                          WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE    A TRUSTEE      PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ OVERSEEN             HELD
     NAME AND AGE         FUND    OF THE FUND/1/          PAST FIVE YEARS                BY TRUSTEE              BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Joseph C. Berenato      Trustee       2000        Chairman of the Board and CEO,             4            Ducommun Incorporated
 Age: 58                                           Ducommun Incorporated
                                                   (aerospace components
                                                   manufacturer)
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Trustee       1993        Corporate director and author;            14            Carnival Corporation
 Jr.                                               former U.S. Ambassador to
 Age: 70                                           Spain; former Vice Chairman,
                                                   Knight-Ridder, Inc.
                                                   (communications company);
                                                   former Chairman and Publisher,
                                                   The Miami Herald
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Trustee       1983        Private investor; former                  19            Ducommun Incorporated;
 Christie                                          President and CEO, The Mission                          IHOP Corporation;
 Age: 71                                           Group (non-utility holding                              Southwest Water
                                                   company, subsidiary of                                  Company; Valero L.P.
                                                   Southern California Edison
                                                   Company)
-----------------------------------------------------------------------------------------------------------------------------------
 John G. Freund          Trustee       2000        Founder and Managing Director,             2            None
 Age: 51                                           Skyline Ventures (venture
                                                   capital investor in health
                                                   care companies); former
                                                   Managing Director -
                                                   Alternative Asset Management
                                                   Group, Chancellor Capital
                                                   Management
-----------------------------------------------------------------------------------------------------------------------------------
 Leonade D. Jones        Trustee       1995        Co-founder, VentureThink LLC               6            None
 Age: 57                                           (developed and managed
                                                   e-commerce businesses) and
                                                   Versura, Inc. (education loan
                                                   exchange); former Treasurer,
                                                   The Washington Post Company
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling        Trustee       1987        President, American Public                 6            Irwin Financial
 Age: 62                                           Media Group (supports public                            Corporation;
                                                   radio and theatrical arts)                              St. Paul Travelers
                                                                                                           Companies
-----------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon        Trustee       1983        Managing Director, Partisan                3            None
 Age: 70                                           Management Group, Inc.
                                                   (venture capital investor in
                                                   medical device companies);
                                                   former Chairman of the Board,
                                                   Novoste Corporation; former
                                                   President and Director,
                                                   Corvita Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf       Trustee       1984        Private investor; corporate                6            Crompton Corporation;
 Age: 70                                           director; former lecturer,                              First Energy
                                                   Department of Molecular                                 Corporation
                                                   Biology, Princeton University
-----------------------------------------------------------------------------------------------------------------------------------




                         The New Economy Fund -- Page 8

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                         The New Economy Fund -- Page 9

                                                    PRINCIPAL OCCUPATION(S) DURING
                                      YEAR FIRST          PAST FIVE YEARS AND
                                       ELECTED              POSITIONS HELD           NUMBER OF PORTFOLIOS
                       POSITION       A TRUSTEE        WITH AFFILIATED ENTITIES        WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ OVERSEEN             HELD
   NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND                 BY TRUSTEE              BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4/,/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Gordon Crawford      Chairman of        1999        Senior Vice President and                2             None
 Age: 58              the Board                      Director, Capital Research
                      and Trustee                    and Management Company;
                                                     Director, The Capital Group
                                                     Companies, Inc.*; Director,
                                                     Capital Management Services,
                                                     Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Armour    President          1991        Executive Vice President and             1             None
 Age: 44              and Trustee                    Director, Capital Research
                                                     and Management Company;
                                                     Director, The Capital Group
                                                     Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------






                                                                                    PRINCIPAL OCCUPATION(S) DURING
                               POSITION          YEAR FIRST ELECTED               PAST FIVE YEARS AND POSITIONS HELD
                               WITH THE              AN OFFICER                        WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND              OF THE FUND/1/              OR THE PRINCIPAL UNDERWRITER OF THE FUND
---------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
---------------------------------------------------------------------------------------------------------------------------------
 Claudia P.              Senior Vice President          1996          Senior Vice President, Capital Research and Management
 Huntington                                                           Company; Director, The Capital Group Companies, Inc.*
 Age: 52
---------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti           Vice President              1984          Vice President - Fund Business Management Group, Capital
 Age: 48                                                              Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------
 Alwyn W. Heong             Vice President              2000          Senior Vice President, Capital Research Company*
 Age: 44
---------------------------------------------------------------------------------------------------------------------------------
 David M. Riley             Vice President              2004          Senior Vice President, Capital Research Company*
 Age: 37
---------------------------------------------------------------------------------------------------------------------------------
 Ulrich A. Volk             Vice President              1998          Vice President, Capital Research Company*
 Age: 43
---------------------------------------------------------------------------------------------------------------------------------
 Chad L. Norton                Secretary                1991          Vice President - Fund Business Management Group, Capital
 Age: 44                                                              Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------
 David A. Pritchett            Treasurer                1999          Vice President - Fund Business Management Group, Capital
 Age: 38                                                              Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson        Assistant Treasurer           1998          Vice President - Fund Business Management Group, Capital
 Age: 36                                                              Research and Management Company
---------------------------------------------------------------------------------------------------------------------------------





                        The New Economy Fund -- Page 10

*    Company affiliated with Capital Research and Management Company.
1 Trustees and officers of the fund serve until their resignation, removal or retirement.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.

3 This includes all directorships (other than those of the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.

4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

5 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.



                        The New Economy Fund -- Page 11

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2004



                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Joseph C. Berenato             $1 - $10,000            $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.       $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 John G. Freund                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones            $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 William H. Kling              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Norman R. Weldon              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/2/
-------------------------------------------------------------------------------
 Timothy D. Armour             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gordon Crawford               Over $100,000               Over $100,000
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The
     amounts listed for "interested" Trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the investment adviser or its affiliates. The fund pays to Trustees who are not affiliated with the investment adviser: (a) fees of $2,000 for each Board of Trustees meeting attended, (b) $1,000 for each meeting attended as a member of a committee of the Board of Trustees and (c) annual fees of either $14,000 (if the Trustee also receives compensation as a member of the Board of another fund advised by the investment adviser and the other Board typically meets separately from the fund's Board of Trustees), or $50,000 (for all other unaffiliated Trustees), a pro rata portion of which is paid by the fund and another fund whose Board meets jointly with the fund's Board of Trustees.


The payment by the fund to certain unaffiliated Trustees of a larger per fund annual fee reflects the significant time and labor commitment required of any mutual fund Board member overseeing even one fund.


The Committee on Governance of the Board of Trustees, a Committee comprised exclusively of Trustees not affiliated with the investment adviser, reviews Trustee compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Committee on Governance considers a number of factors, including operational, regulatory and



                        The New Economy Fund -- Page 12
other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.



No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the investment adviser.


TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2004



                                                                                                             TOTAL COMPENSATION
                                                                                                                 (INCLUDING
                                                                                                            VOLUNTARILY DEFERRED
                                                                             AGGREGATE COMPENSATION           COMPENSATION/1/)
                                                                             (INCLUDING VOLUNTARILY      FROM ALL FUNDS MANAGED BY
                                                                            DEFERRED COMPENSATION/1/)       CAPITAL RESEARCH AND
                                   NAME                                           FROM THE FUND                  MANAGEMENT
                                                                                                       COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------------------------------------------
 Joseph C. Berenato/3/                                                              $  30,000                    $126,084
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.                                                                 28,855                     127,218
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                              28,474                     283,380
------------------------------------------------------------------------------------------------------------------------------------
 John G. Freund/3/                                                                     30,750                      69,250
------------------------------------------------------------------------------------------------------------------------------------
 Leonade D. Jones/3/                                                                   29,500                     203,500
------------------------------------------------------------------------------------------------------------------------------------
 William H. Kling/3/                                                                   26,800                     146,749
------------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon                                                                      32,250                      82,250
------------------------------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf/3/                                                                  26,334                     181,000
------------------------------------------------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Trustees. Compensation for the fiscal year ended November 30, 2004, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Trustees is as follows: Joseph C. Berenato ($116,290), H. Frederick Christie ($145,578), John G. Freund ($101,616), Leonade D. Jones ($181,673), William H. Kling ($152,577) and
     Patricia K. Woolf ($69,385). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

As of January 1, 2005, the officers and Trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 17, 1983. Although the Board of Trustees has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.



                        The New Economy Fund -- Page 13

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.


Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.



The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an Audit Committee comprised of Joseph C. Berenato; Richard G. Capen, Jr.; H. Frederick Christie; and Leonade
D. Jones, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees. Four Audit Committee meetings were held during the 2004 fiscal year.


The fund has a Contracts Committee comprised of Joseph C. Berenato; Richard G. Capen, Jr.; H. Frederick Christie; John G. Freund; Leonade D. Jones; William H. Kling; Norman R. Weldon; and Patricia K. Woolf, none of whom is an "interested person" of the fund within the meaning of



                        The New Economy Fund -- Page 14
the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. Three Contracts Committee meetings were held during the 2004 fiscal year.


The fund has a Committee on Governance comprised of Joseph C. Berenato; Richard
G. Capen, Jr.; H. Frederick Christie; John G. Freund; Leonade D. Jones; William
H. Kling; Norman R. Weldon; and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates independent trustee candidates to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee on Governance, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Three Committee on Governance meetings were held during the 2004 fiscal year.


PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.



All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are



                        The New Economy Fund -- Page 15
not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on January 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.



                        The New Economy Fund -- Page 16

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        11.08%
 201 Progress Parkway                                Class B         5.26
 Maryland Heights, MO  64043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C         8.06
 333 West 34th Street
 New York, NY  10001-2402
----------------------------------------------------------------------------
 MLPF&S For The Sole Benefit of Its Customers        Class C         5.01
 4800 Deer Lake Drive East, Floor 2
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------
 Hartford Life Insurance Company                     Class R-1       9.23
 P.O. Box 2999                                       Class R-3       5.00
 Hartford, CT  06104-2999
----------------------------------------------------------------------------
 Circle Trust Company TTEE                           Class R-1       5.93
 Interventional Cardiovascular Associates 401K
 Metro Center
 1 Station Place
 Stamford, CT  06902-6800
----------------------------------------------------------------------------
 Bisys Retirement Systems FBO                        Class R-1       5.80
 Kabelin Hardware Company
 700 17th Street, Suite 300
 Denver, CO  80202-3531
----------------------------------------------------------------------------
 Gordon Jackson Frank Lane Linda Mehlhoff TTEE FBO   Class R-1       5.19
 Eastern Montana Community Mental Health Center
 P.O. Box 1530
 Miles City, MT  59301-1530
----------------------------------------------------------------------------
 CB&T Trustee for                                    Class R-3       9.23
 Veka Holdings Inc. & Subsidiaries
 c/o Fascorp Inv/Mutual Fund Trading
 8515 East Orchard Road, #2T2
 Greenwood Village, CO  80111-5002
----------------------------------------------------------------------------
 Reliance Trust Company TTEE                         Class R-3       7.37
 Metlife Retirement Plans
 2 Montgomery Street
 Jersey City, NJ  07302-3802
----------------------------------------------------------------------------
 State Street KC as Custodian                        Class R-3       6.33
 Medisys Venture 401K
 801 Pennsylvania Avenue
 Kansas City, MO  64105-1307
----------------------------------------------------------------------------
 CB&T Trustee for                                    Class R-4      16.55
 Olsson Associates Inc.
 c/o Fascorp Inv/Mutual Fund Trading
 8515 East Orchard Road, #2T2
 Greenwood Village, CO  80111-5002
----------------------------------------------------------------------------
 CB&T Trustee for                                    Class R-4      13.36
 EMS
 c/o Fascorp Inv/Mutual Fund Trading
 8515 East Orchard Road, #2T2
 Greenwood Village, CO  80111-5002
----------------------------------------------------------------------------
 Capital Group Master Retirement Plan                Class R-5      66.04
 c/o Capital Guardian Trust Company
 333 South Hope Street, Floor 49
 Los Angeles, CA  90071
----------------------------------------------------------------------------
 Capital Group 401(K) Plan                           Class R-5      11.21
 c/o Capital Guardian Trust Company
 333 South Hope Street, Floor 49
 Los Angeles, CA  90071
----------------------------------------------------------------------------
 The Northern Trust TTEE                             Class R-5       6.26
 UBS Financial Services, Inc.
 P.O. Box 92994
 Chicago, IL  60675-2994
----------------------------------------------------------------------------





                        The New Economy Fund -- Page 17

INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until November 30, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Trustees evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Trustees.



                        The New Economy Fund -- Page 18

That information typically relates to: the nature, extent and quality of the investment adviser's services; the fund's investment results on an absolute basis and as compared with various indices and peer funds; the fund's advisory fee and other expenses on absolute basis and as compared with various indices and peer funds, as well as other funds advised by the investment adviser; financial information concerning the investment adviser, including profitability comparisions with certain publicly-held mutual fund managers; information with respect to the sharing of economies of scale; compliance and regulatory matters; fees charged by the investment adviser's affiliates to institutional clients; and investment adviser compliance, regulatory and personnel matters.


In preparation for its most recent meeting, the Committee reviewed such infomration in advance. At the meeting, the memebers of the Committee discussed in the information with represetnatives of the investment adviser, posed questions, requested additional information concerning various matters and consulted in executive session with independent counsel to the fund's independent directors.


Among the material factors the Committee considered in approving the advisory agreement were: the fund's relatively favorable investment results over various periods; the fund's very low relative advisory fee and total expense ratios; the scope and quality of services provided to the fund's shareholders; and the adviser's compliance efforts. Based on its consideration of these and other matters, the Committee and Board concluded that the fund's advisory fees and other expenses are fair, both absolutely and in comparison with those of other comparable funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Trustees unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.



                        The New Economy Fund -- Page 19

As compensation for its services, the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rates of:


                              Net asset level



          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.580%               $             0            $   500,000,000
------------------------------------------------------------------------------
         0.480                    500,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.440                  1,000,000,000              1,500,000,000
------------------------------------------------------------------------------
         0.410                  1,500,000,000              2,500,000,000
------------------------------------------------------------------------------
         0.390                  2,500,000,000              4,000,000,000
------------------------------------------------------------------------------
         0.380                  4,000,000,000              6,500,000,000
------------------------------------------------------------------------------
         0.370                  6,500,000,000             10,500,000,000
------------------------------------------------------------------------------
         0.365                 10,500,000,000             13,000,000,000
------------------------------------------------------------------------------
         0.360                 13,000,000,000             17,000,000,000
------------------------------------------------------------------------------
         0.355                 17,000,000,000             21,000,000,000
------------------------------------------------------------------------------
         0.350                 21,000,000,000             27,000,000,000
------------------------------------------------------------------------------
         0.345                 27,000,000,000
------------------------------------------------------------------------------



If net assets fall below $3 billion, the Agreement provides for lower fees calculated at the annual rates of 0.60% on the first $300 million of the fund's net assets, 0.48% on assets over $300 million to $750 million, 0.45% on assets over $750 million to $1.25 billion, and 0.42% on assets over $1.25 billion.


The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the expense limitations described above, management fees will be


                        The New Economy Fund -- Page 20
reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


For the fiscal year ended November 30, 2004, the investment adviser was entitled to receive from the fund management fees of $29,763,000. As a result of the management fee waivers described below, for the year ended November 30, 2004, the fee shown on the accompanying financial statements of $29,763,000 was reduced by $365,000 to $29,398,000. For the fiscal years ended November 30, 2003 and 2002, management fees paid by the fund amounted to $25,076,000 and $28,526,000, respectively.


Effective for the period from September 1, 2004 until August 31, 2005, the investment adviser has agreed to waive 5% of the management fees that it is otherwise entitled to receive under the Agreement. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until November 30, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Trustees who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, R-2 and R-3 shares, the investment adviser has agreed to pay a portion of these fees. For the year ended November 30, 2004, the total fees paid by the investment adviser were $146,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.



                        The New Economy Fund -- Page 21

During the 2004 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:



                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------
                CLASS C                                 $129,000
--------------------------------------------------------------------------------
                CLASS F                                  106,000
--------------------------------------------------------------------------------
              CLASS 529-A                                 50,000
--------------------------------------------------------------------------------
              CLASS 529-B                                 13,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 17,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  2,000
--------------------------------------------------------------------------------
              CLASS 529-F                                  1,000
--------------------------------------------------------------------------------
               CLASS R-1                                   4,000
--------------------------------------------------------------------------------
               CLASS R-2                                 274,000
--------------------------------------------------------------------------------
               CLASS R-3                                  83,000
--------------------------------------------------------------------------------
               CLASS R-4                                  21,000
--------------------------------------------------------------------------------
               CLASS R-5                                  48,000
--------------------------------------------------------------------------------



PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.



                        The New Economy Fund -- Page 22

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2004            $1,730,000          $7,885,000
                                                  2003             1,490,000           7,068,000
                                                  2002             1,882,000           9,188,000
                 CLASS B                          2004               142,000           1,021,000
                                                  2003               165,000           1,015,000
                                                  2002               267,000           1,181,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2004                72,000             346,000
                                                  2003                46,000             229,000
                                                  2002                35,000             162,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2004                20,000             113,000
                                                  2003                13,000              80,000
                                                  2002                 7,000              55,000
-----------------------------------------------------------------------------------------------------



The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund are committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A



                        The New Economy Fund -- Page 23
shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.



                        The New Economy Fund -- Page 24

For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:



                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $16,195,000                 $3,060,000
------------------------------------------------------------------------------
        CLASS B                   1,591,000                    188,000
------------------------------------------------------------------------------
        CLASS C                     656,000                    127,000
------------------------------------------------------------------------------
        CLASS F                     140,000                     39,000
------------------------------------------------------------------------------
      CLASS 529-A                    38,000                     10,000
------------------------------------------------------------------------------
      CLASS 529-B                    57,000                      7,000
------------------------------------------------------------------------------
      CLASS 529-C                    81,000                     17,000
------------------------------------------------------------------------------
      CLASS 529-E                     7,000                      2,000
------------------------------------------------------------------------------
      CLASS 529-F                     1,000                        283
------------------------------------------------------------------------------
       CLASS R-1                     14,000                      4,000
------------------------------------------------------------------------------
       CLASS R-2                    248,000                     73,000
------------------------------------------------------------------------------
       CLASS R-3                    131,000                     39,000
------------------------------------------------------------------------------
       CLASS R-4                     31,000                      9,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS -- As of January 2005, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.



                        The New Economy Fund -- Page 25

     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.



                        The New Economy Fund -- Page 26

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended November 30, 2004, 2003 and 2002 amounted to $11,176,000, $9,427,000 and
$11,604,000, respectively. With respect to fixed income securities, brokerage commissions include only explicit investment dealer concessions and exclude other transaction costs which may be reflected in the spread between the bid and asked price. An increase in trading volume in the past year has resulted in an increase in broker commissions paid by the fund.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included J.P. Morgan Securities Inc. and Banc of America Securities, LLC. As of the fund's fiscal year end, the fund held equity securities of J.P. Morgan Chase & Co. in the amount of $26,355,000 and debt securities of Bank of America Corp. in the amount of $30,053,000.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Trustees and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.


Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the fund's list of top 10 portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require



                        The New Economy Fund -- Page 27
such information for legitimate business and fund oversight purposes may receive such information earlier.


Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.


The authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the fund's investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to fund service providers for legitimate business and fund oversight purposes) until such holdings have been made public on the American Funds website, helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.



                        The New Economy Fund -- Page 28

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).



All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair



                        The New Economy Fund -- Page 29
value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).



2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.


3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.


Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.



                        The New Economy Fund -- Page 30

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.


     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable



                        The New Economy Fund -- Page 31
     income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.



     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the



                        The New Economy Fund -- Page 32
     shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.



     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.



                        The New Economy Fund -- Page 33

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and


                        The New Economy Fund -- Page 34
capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.



Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.



                        The New Economy Fund -- Page 35

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:



           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.



All investments are subject to the purchase minimums and maximums described in the prospectus. The fund and the Principal Underwriter reserve the right to reject any purchase order.


Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy."



                        The New Economy Fund -- Page 36

For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.


OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.



                        The New Economy Fund -- Page 37

                                 SALES CHARGES

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they are currently invested in Class A shares. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:


     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;


                        The New Economy Fund -- Page 38

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment



                        The New Economy Fund -- Page 39
     is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.


     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     - individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below) or single-participant Keogh-type plan;


     - business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     - trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be



                        The New Economy Fund -- Page 40
          aggregated with accounts of the person who is the primary beneficiary of the trust);

     - endowments or foundations established and controlled by you or your immediate family; or

     - CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).


     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     - for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     - for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.


     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your



                        The New Economy Fund -- Page 41
     investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     - Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     - Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.


     For purposes of this paragraph, "account" means:

     - in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     - in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     - in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.


                        The New Economy Fund -- Page 42

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.



Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's



                        The New Economy Fund -- Page 43
capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.



If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the



                        The New Economy Fund -- Page 44
previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.



Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for American Funds money market funds by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be



                        The New Economy Fund -- Page 45
made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card. Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.



While payment of redemptions normally will be in cash, the fund's Declaration of Trust permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Trustees, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent. Certificates are not available for the 529 or R share classes.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA
 02110, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $9,840,000 for Class A shares and $258,000 for Class B shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included



                        The New Economy Fund -- Page 46
in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as counsel for the fund and for Trustees who are not "interested persons" (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Trustees of the fund, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on November 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:



                        The New Economy Fund -- Page 47

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- NOVEMBER 30, 2004


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $20.27
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $21.51


FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:



                                                                                FUND NUMBERS
                                                                     ------------------------------------
FUND                                                                 CLASS A  CLASS B  CLASS C   CLASS F
---------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.




                        The New Economy Fund -- Page 48

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409





                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain jurisdictions.





                        The New Economy Fund -- Page 49

[This page left intentionally blank for this filing.]


                        The New Economy Fund -- Page 50

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service (Moody's) and Standard & Poor's Corporation (Standard & Poor's).


                        DESCRIPTION OF BOND RATINGS


MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                        The New Economy Fund -- Page 51

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.


                        The New Economy Fund -- Page 52

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                        The New Economy Fund -- Page 53

[logo - American Funds (r)]

THE NEW ECONOMY FUND
INVESTMENT PORTFOLIO
November 30, 2004

                                                                                                                 Market value
COMMON STOCKS -- 90.43%                                                                               Shares            (000)

MEDIA -- 11.68%
Time Warner Inc.(1)                                                                               17,095,000         $302,752
Liberty Media Corp., Class A(1)                                                                   10,760,000          111,151
News Corp. Inc.                                                                                    5,571,958           98,568
Liberty Media International, Inc., Class A(1)                                                      1,377,194           59,302
UnitedGlobalCom, Inc., Class A(1)                                                                  6,280,000           52,312
Comcast Corp., Class A, special nonvoting stock(1)                                                 1,300,000           38,545
Gemstar-TV Guide International, Inc.(1)                                                            7,000,000           38,150
Reader's Digest Assn., Inc., Class A                                                               2,640,000           37,752
Walt Disney Co.                                                                                    1,300,000           34,944
Arbitron Inc.(1)                                                                                     670,520           25,091
Grupo Televisa, SA, ordinary participation certificates (ADR)                                        345,000           21,483
Viacom Inc., Class B, nonvoting                                                                      500,000           17,350
Metropole Television                                                                                 615,000           15,933
Schibsted ASA                                                                                        525,000           14,566
SET Satellite (Singapore) Pte. Ltd.(1),(2),(3)                                                       775,461            2,374
SET India Ltd.(1),(2),(3)                                                                             31,400            1,210
KirchMedia GmbH & Co. KGaA, nonvoting(1),(2),(3)                                                   1,775,000                0
                                                                                                                      871,483

RETAILING -- 11.03%
IAC/InterActiveCorp(1)                                                                             8,639,000          213,297
Target Corp.                                                                                       3,050,000          156,221
Lowe's Companies, Inc.                                                                             1,600,000           88,528
eBay Inc.(1)                                                                                         700,000           78,715
Kohl's Corp.(1)                                                                                    1,350,000           62,316
CarMax, Inc.(1)                                                                                    1,650,000           45,953
FAST RETAILING CO., LTD.                                                                             510,000           38,359
Best Buy Co., Inc.                                                                                   660,000           37,211
Ross Stores, Inc.                                                                                  1,000,000           26,900
Yamada Denki Co., Ltd.                                                                               577,000           24,751
Kingfisher PLC                                                                                     3,860,000           21,245
Gap, Inc.                                                                                            900,000           19,665
Dixons Group PLC                                                                                   3,556,600            9,907
                                                                                                                      823,068

SOFTWARE & SERVICES -- 10.78%
Yahoo! Inc.(1)                                                                                     3,900,000          146,718
First Data Corp.                                                                                   3,104,000          127,543
Google Inc., Class A(1)                                                                              500,000           91,500
Microsoft Corp.                                                                                    2,650,000           71,046
NHN Corp.                                                                                            575,000           48,282
VeriSign, Inc.(1)                                                                                  1,431,200           47,086
Acxiom Corp.                                                                                       1,500,000           37,935
Paychex, Inc.                                                                                      1,125,000           37,305
Ceridian Corp.(1)                                                                                  1,865,150           35,270
Intuit Inc.(1)                                                                                       800,000           33,472
BEA Systems, Inc.(1)                                                                               4,000,000           32,320
Compuware Corp.(1)                                                                                 4,155,100           23,975
Automatic Data Processing, Inc.                                                                      465,000           21,171
Electronic Data Systems Corp.                                                                        700,000           15,715
OBIC Co., Ltd.                                                                                        60,000           11,978
Sabre Holdings Corp., Class A                                                                        400,000            9,232
Oracle Corp.(1)                                                                                      720,000            9,115
Homestore, Inc.(1)                                                                                 1,759,100            4,574
                                                                                                                      804,237

BANKS -- 8.96%
Freddie Mac                                                                                        1,830,000          124,916
Wells Fargo & Co.                                                                                  1,600,000           98,832
Societe Generale                                                                                     881,000           85,037
HDFC Bank Ltd.                                                                                     6,450,000           72,010
City National Corp.                                                                                  799,800           54,706
Pusan Bank                                                                                         5,160,000           39,980
ICICI Bank Ltd.                                                                                    4,000,000           30,546
ICICI Bank Ltd. (ADR)                                                                                185,800            3,443
ABN AMRO Holding NV                                                                                1,333,238           32,734
Royal Bank of Scotland Group PLC                                                                     981,000           30,147
HSBC Holdings PLC (United Kingdom)                                                                 1,063,624           18,111
HSBC Holdings PLC (Hong Kong)                                                                        599,446           10,254
South Financial Group, Inc.                                                                          425,000           13,466
Silicon Valley Bancshares(1)                                                                         310,000           13,014
Bayerische Hypo- und Vereinsbank AG(1)                                                               500,000           11,140
Southwest Bancorporation of Texas, Inc.                                                              340,000            8,316
Mizuho Financial Group, Inc.                                                                           1,800            7,826
Malayan Banking Bhd.                                                                               2,332,600            7,366
Kookmin Bank(1)                                                                                      180,000            6,853
                                                                                                                      668,697

TELECOMMUNICATION SERVICES -- 8.22%
Royal KPN NV                                                                                      12,113,000          105,089
Sprint Corp. -- FON Group                                                                          3,195,000           72,878
Telephone and Data Systems, Inc.                                                                     931,100           72,160
Vodafone Group PLC                                                                                26,400,000           71,643
Telefonica, SA                                                                                     3,987,154           70,031
France Telecom, SA                                                                                 1,675,000           52,586
KDDI Corp.                                                                                             7,212           35,556
MobileOne Ltd                                                                                     32,025,000           35,197
Telekom Austria AG                                                                                 1,272,023           21,633
Portugal Telecom, SGPS, SA                                                                         1,625,743           19,224
Deutsche Telekom AG(1)                                                                               638,600           13,558
Telenor ASA                                                                                        1,427,100           12,577
China Unicom Ltd.                                                                                 13,892,000           10,720
Maxis Communications Bhd.                                                                          3,083,800            7,507
Telecom Italia SpA, nonvoting                                                                      2,336,000            6,443
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                           11,553,000            6,402
                                                                                                                      613,204

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.51%
Applied Materials, Inc.(1)                                                                         6,060,000          100,838
Texas Instruments Inc.                                                                             4,100,000           99,138
Maxim Integrated Products, Inc.                                                                    1,800,000           73,728
Taiwan Semiconductor Manufacturing Co. Ltd.                                                       35,215,189           51,729
Altera Corp.(1)                                                                                    1,750,000           39,690
Rohm Co., Ltd.                                                                                       250,500           23,898
KLA-Tencor Corp.(1)                                                                                  500,000           22,530
Advanced Micro Devices, Inc.(1)                                                                    1,000,000           21,280
Novellus Systems, Inc.(1)                                                                            560,000           15,086
Integrated Circuit Systems, Inc.(1)                                                                  500,000           11,820
Tokyo Electron Ltd.                                                                                  176,000            9,685
Microchip Technology Inc.                                                                            300,000            8,454
Sunplus Technology Co., Ltd.                                                                       5,500,000            7,686
                                                                                                                      485,562

TECHNOLOGY HARDWARE & EQUIPMENT -- 3.81%
Cisco Systems, Inc.(1)                                                                             4,629,200           86,612
Corning Inc.(1)                                                                                    3,050,000           38,369
Symbol Technologies, Inc.                                                                          2,500,000           37,900
Andrew Corp.(1)                                                                                    2,169,300           30,804
Sanmina-SCI Corp.(1)                                                                               2,600,000           22,958
CIENA Corp.(1)                                                                                     6,000,000           15,300
Micronic Laser Systems AB(1)                                                                       1,555,000           14,634
International Business Machines Corp.                                                                135,000           12,722
Jabil Circuit, Inc.(1)                                                                               500,000           12,530
Quanta Computer Inc. (GDR)(2)                                                                        883,314            7,287
Flextronics International Ltd.(1)                                                                    348,500            5,001
                                                                                                                      284,117

ENERGY -- 3.61%
Schlumberger Ltd.                                                                                  1,475,000           96,804
Weatherford International Ltd.(1)                                                                  1,000,000           53,380
Noble Corp.(1)                                                                                       850,000           41,183
Baker Hughes Inc.                                                                                    900,000           39,897
BJ Services Co.                                                                                      750,000           38,003
                                                                                                                      269,267

COMMERCIAL SERVICES & SUPPLIES -- 3.16%
Rentokil Initial PLC                                                                              20,250,000           54,954
Robert Half International Inc.                                                                     1,710,000           46,221
Monster Worldwide Inc.(1)                                                                          1,410,000           39,748
ServiceMaster Co.                                                                                  2,000,000           26,340
Vedior NV                                                                                          1,501,852           25,181
Adecco SA                                                                                            500,000           24,932
Allied Waste Industries, Inc.(1)                                                                   2,000,000           18,180
                                                                                                                      235,556

HOTELS, RESTAURANTS & LEISURE -- 2.85%
Carnival Corp., units                                                                              2,800,000          148,428
Outback Steakhouse, Inc.                                                                             700,000           30,310
KangwonLand Inc.                                                                                   1,990,200           26,397
Hilton Group PLC                                                                                   1,500,000            7,403
                                                                                                                      212,538

HEALTH CARE EQUIPMENT & SERVICES -- 2.80%
Express Scripts, Inc.(1)                                                                             810,000           58,288
Aetna Inc.                                                                                           450,000           53,330
HCA Inc.                                                                                             850,000           33,507
Service Corp. International(1)                                                                     4,500,000           31,770
Caremark Rx, Inc.(1)                                                                                 500,000           17,880
Henry Schein, Inc.(1)                                                                                213,325           13,905
                                                                                                                      208,680

INSURANCE -- 2.43%
American International Group, Inc.                                                                 1,433,985           90,843
XL Capital Ltd., Class A                                                                             500,000           37,680
PartnerRe Holdings Ltd.                                                                              540,000           33,059
Assurant, Inc.                                                                                       663,300           19,899
                                                                                                                      181,481

DIVERSIFIED FINANCIALS -- 2.05%
Capital One Financial Corp.                                                                          750,000           58,935
Bank of New York Co., Inc.                                                                           925,000           30,442
J.P. Morgan Chase & Co.                                                                              700,000           26,355
ING Groep NV                                                                                         871,910           23,979
CapitalSource Inc.(1)                                                                                590,500           13,700
                                                                                                                      153,411

TRANSPORTATION -- 2.03%
SIRVA, Inc.(1)                                                                                     2,310,000           45,969
Southwest Airlines Co.                                                                             2,180,000           34,291
Singapore Post Private Ltd.                                                                       59,700,000           31,166
Qantas Airways Ltd.                                                                                7,812,095           21,605
Transurban Group(1)                                                                                3,648,737           18,096
                                                                                                                      151,127

FOOD & STAPLES RETAILING -- 1.81%
Wal-Mart de Mexico, SA de CV, Series V                                                            19,730,666           67,657
Costco Wholesale Corp.                                                                               800,000           38,880
Walgreen Co.                                                                                         700,000           26,726
AEON CO., LTD.                                                                                        88,100            1,487
                                                                                                                      134,750

UTILITIES -- 1.15%
Reliance Energy Ltd.                                                                               2,610,003           32,890
E.ON AG                                                                                              255,000           21,456
Hong Kong and China Gas Co. Ltd.                                                                  10,042,000           20,730
Scottish Power PLC                                                                                 1,500,000           11,080
                                                                                                                       86,156

MATERIALS -- 0.75%
Nitto Denko Corp.                                                                                  1,077,000           56,024


CONSUMER DURABLES & APPAREL -- 0.70%
Garmin Ltd.                                                                                          899,000           52,340


CAPITAL GOODS -- 0.53%
MSC Industrial Direct Co., Inc., Class A                                                             704,100           25,080
Hagemeyer NV(1)                                                                                    7,070,000           14,372
                                                                                                                       39,452

REAL ESTATE -- 0.47%
Sumitomo Realty & Development Co., Ltd.                                                            1,500,000           18,444
Mitsubishi Estate Co., Ltd.                                                                        1,500,000           16,959
                                                                                                                       35,403

FOOD, BEVERAGE & TOBACCO -- 0.36%
Coca-Cola West Japan Co. Ltd.                                                                      1,065,000           26,511


MISCELLANEOUS -- 4.74%
Other common stocks in initial period of acquisition                                                                  353,968


TOTAL COMMON STOCKS (cost: $6,036,171,000)                                                                          6,747,032


RIGHTS AND WARRANTS -- 0.00%

MEDIA -- 0.00%
NTL Inc., Series A, warrants, expire 2011(1)                                                          52,050              221


TOTAL RIGHTS AND WARRANTS (cost: $100,253,000)                                                                            221


                                                                                                   Shares or
CONVERTIBLE SECURITIES -- 2.05%                                                             principal amount

TECHNOLOGY HARDWARE & EQUIPMENT -- 0.83%
Lucent Technologies Inc. 8.00% convertible subordinated notes 2031                               $55,000,000           62,013


BANKS -- 0.62%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                2,076,000,000           46,013


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.42%
Agere Systems Inc. 6.50% convertible notes 2009                                                  $30,000,000           31,725


DIVERSIFIED FINANCIALS -- 0.16%
LG Card Co., Ltd., 3.00% convertible bond-warrants, expire 2009(1)                        KRW 14,420,000,000           12,287


SOFTWARE & SERVICES -- 0.02%
ProAct Technologies Corp., Series C, convertible preferred(1),(2),(3)                              3,500,000            1,155


TOTAL CONVERTIBLE SECURITIES (cost: $132,174,000)                                                                     153,193



                                                                                            Principal amount     Market value
SHORT-TERM SECURITIES -- 7.50%                                                                         (000)            (000)

Bank of America Corp. 1.95% due 12/28/2004                                                           $30,100     $     30,053
Ranger Funding Co. LLC 1.92%-2.02% due 12/8-12/13/2004(2)                                             40,000           39,976
Wal-Mart Stores Inc. 1.81%-1.98% due 12/1-12/28/2004(2)                                               64,600           64,561
Pfizer Inc 1.84%-2.12% due 12/13/2004-2/2/2005(2)                                                     48,100           47,995
Procter & Gamble Co. 1.90%-1.93% due 12/8-12/9/2004(2)                                                44,800           44,779
Park Avenue Receivables Co., LLC 2.02%-2.03% due 12/14-12/16/2004(2)                                  41,610           41,576
Ciesco LLC 1.91%-2.03% due 12/6/2004-1/7/2005(2)                                                      39,200           39,170
Federal Home Loan Bank 1.84%-2.12% due 12/27/2004-1/19/2005                                           32,800           32,715
Three Pillars Funding, LLC 1.96%-2.24% due 12/1/2004-1/7/2005(2)                                      31,700           31,686
SBC Communications Inc. 1.94% due 12/16/2004(2)                                                       26,000           25,978
DuPont (E.I.) de Nemours & Co. 2.10% due 1/19/2005                                                    25,000           24,924
Edison Asset Securitization LLC 1.85% due 12/3/2004(2)                                                20,400           20,397
Variable Funding Capital Corp. 1.91% due 12/17/2004(2)                                                20,100           20,082
Clipper Receivables Co., LLC 2.00% due 12/21/2004(2)                                                  17,400           17,380
Coca-Cola Co. 1.80%-2.09% due 12/3/2004-1/10/2005                                                     16,500           16,490
NetJets Inc. 2.15% due 1/27/2005(2)                                                                   15,000           14,946
Wells Fargo Bank, N.A. 1.91% due 12/13/2004                                                           13,400           13,400
Eli Lilly and Co. 1.83% due 12/13/2004(2)                                                             11,300           11,293
Abbott Laboratories Inc. 2.07% due 1/11/2005(2)                                                       10,300           10,275
Gannett Co. 2.05% due 1/13/2005(2)                                                                     9,400            9,376
U.S. Treasury Bills 1.576%-1.635% due 12/9/2004                                                        3,000            2,999


TOTAL SHORT-TERM SECURITIES (cost: $560,063,000)                                                                      560,051


TOTAL INVESTMENT SECURITIES (cost: $6,828,661,000)                                                                  7,460,497
Other assets less liabilities                                                                                           1,537

NET ASSETS                                                                                                         $7,462,034

Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $451,496,000, which represented 6.05% of the net assets of the fund.
(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts




FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at November 30, 2004                          (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $6,828,661)                                                                $7,460,497
 Cash denominated in non-U.S. currencies
  (cost: $3,136)                                                                                                        3,267
 Cash                                                                                                                   1,255
 Receivables for:
  Sales of investments                                                                                $10,678
  Sales of fund's shares                                                                                4,770
  Dividends and interest                                                                               15,316          30,764
                                                                                                                    7,495,783
LIABILITIES:
 Payables for:
  Purchases of investments                                                                             16,358
  Repurchases of fund's shares                                                                          7,773
  Investment advisory services                                                                          2,355
  Services provided by affiliates                                                                       4,552
  Deferred Trustees' compensation                                                                         734
  Other fees and expenses                                                                               1,977          33,749
NET ASSETS AT NOVEMBER 30, 2004                                                                                    $7,462,034

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                                  $7,659,670
 Undistributed net investment income                                                                                   20,028
 Accumulated net realized loss                                                                                       (847,905)
 Net unrealized appreciation                                                                                          630,241
NET ASSETS AT NOVEMBER 30, 2004                                                                                    $7,462,034

Shares of beneficial interest issued and outstanding - unlimited shares authorized, 368,758 total shares outstanding

                                                                                                                 Net asset value
                                                                    Net assets             Shares outstanding      per share (1)

Class A                                                             $6,938,308                        342,355             $20.27
Class B                                                                171,861                          8,804              19.52
Class C                                                                 76,103                          3,911              19.46
Class F                                                                 72,114                          3,571              20.19
Class 529-A                                                             35,217                          1,740              20.24
Class 529-B                                                              7,288                            369              19.76
Class 529-C                                                             10,387                            525              19.77
Class 529-E                                                              1,919                             95              20.09
Class 529-F                                                                490                             24              20.20
Class R-1                                                                1,868                             94              19.90
Class R-2                                                               43,558                          2,189              19.90
Class R-3                                                               35,455                          1,764              20.10
Class R-4                                                               16,543                            817              20.25
Class R-5                                                               50,923                          2,500              20.37

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $21.51 and $21.47, respectively.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended November 30, 2004                     (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $4,767)                                                                            $70,564
  Interest                                                                                             13,675         $84,239

 Fees and expenses:
  Investment advisory services                                                                         29,763
  Distribution services                                                                                19,190
  Transfer agent services                                                                              10,098
  Administrative services                                                                                 792
  Reports to shareholders                                                                                 431
  Registration statement and prospectus                                                                   252
  Postage, stationery and supplies                                                                      1,102
  Trustees' compensation                                                                                  279
  Auditing and legal                                                                                      171
  Custodian                                                                                             1,111
  State and local taxes                                                                                    90
  Other                                                                                                   101
  Total expenses before reimbursement/waiver                                                           63,380
   Reimbursement/waiver of expenses                                                                       511          62,869
 Net investment income                                                                                                 21,370

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain on:
  Investments                                                                                         510,032
  Non-U.S. currency transactions                                                                          374         510,406
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                         278,612
  Non-U.S. currency translations                                                                           (7)        278,605
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                              789,011
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                     $810,381

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                             Year ended
                                                                                                             November 30
                                                                                                         2004            2003
OPERATIONS:
 Net investment income                                                                                $21,370          $4,244
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                                      510,406        (368,130)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                                   278,605       1,565,197
  Net increase in net assets
   resulting from operations                                                                          810,381       1,201,311

DIVIDENDS PAID TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME AND CURRENCY GAINS                                                         (4,277)              -

CAPITAL SHARE TRANSACTIONS                                                                           (373,095)       (251,032)

TOTAL INCREASE IN NET ASSETS                                                                          433,009         950,279

NET ASSETS:
 Beginning of year                                                                                  7,029,025       6,078,746
 End of year (including
  undistributed net investment income:
  $20,028 and $2,591,
  respectively)                                                                                    $7,462,034      $7,029,025

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The New Economy Fund the "fund" is registered under the Investment Company Act of 1940 as an open-end, management investment company. The fund seeks long-term growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

CollegeAmerica is a registered trademark of the Virginia College Savings
Plan./SM/

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2004, there were no non-U.S. taxes paid on realized gains. As of November 30, 2004, non-U.S. taxes provided on unrealized gains were $1,792,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of November 30, 2004, the cost of investment securities for federal income tax purposes was $6,831,915,000.

During the year ended November 30, 2004, the fund reclassified $14,000 from undistributed net investment income to additional paid-in capital and $358,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                        $23,604
Short-term and long-term capital loss deferrals                                                              (847,493)
Gross unrealized appreciation on investment securities                                                      1,409,275
Gross unrealized depreciation on investment securities                                                       (780,693)
Net unrealized appreciation on investment securities                                                          628,528

Undistributed net investment income and currency gains above include currency losses of $66,000 that were realized during the period November 1, 2003 through November 30, 2003. Short-term and long-term capital loss deferrals above include capital loss carryforwards of $407,209,000 and $399,829,000 expiring in 2010 and 2011, respectively. Also included are capital loss deferrals of $40,455,000 that were realized during the period November 1, 2004 through November 30, 2004. These numbers reflect the utilization of a capital loss carryforward of $550,199,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while a capital loss carryforwards remain. During the year ended November 30, 2004, the fund realized on a tax basis, a net capital gain of $509,744,000 before deferral of capital losses of $40,455,000.

For the year ended November 30, 2004, ordinary income distributions paid to shareholders from net investment income and currency gains were $4,011,000 for Class A, $58,000 for Class F, $37,000 for Class 529-A, $15,000 for Class R-4 and $156,000 for Class R-5, totaling $4,277,000 as shown in the accompanying financial statements. No distributions were paid during the year ended November 30, 2003.

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. During the year ended November 30, 2004, CRMC reduced investment advisory services fees by $365,000. As a result, the fee shown on the accompanying financial statements of $29,763,000, which was equivalent to an annualized rate of 0.410%, was reduced to $29,398,000, 0.405% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below/on the following page. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended November 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2 and R-3. For the year ended November 30, 2004, the total fees paid by CRMC were $2,000, $136,000 and $8,000 for Class R-1, Class R-2 and Class R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses under the agreements described above and on the previous page for the year ended November 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $16,195          $9,840         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          1,591             258          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C           656           Included             $98                 $31            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           140           Included              84                 22             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         38            Included              43                  7                  $28
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         57            Included              9                   4                   6
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         81            Included              12                  5                   8
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          7            Included              2                  -*                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          1            Included              1                  -*                   -*
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          14            Included              2                   2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          248           Included              50                 224            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          131           Included              39                 44             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          31            Included              19                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              47                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $19,190          $10,098             $406               $342                 $44
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $226,000 in current fees (either paid in cash or deferred) and a net increase of $53,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                                   Sales(1)                 Reinvestments of dividends
                                                                        Amount         Shares             Amount         Shares
Year ended November 30, 2004
Class A                                                              $ 582,339         30,516            $ 3,832            214
Class B                                                                 31,350          1,702                  -              -
Class C                                                                 30,088          1,634                  -              -
Class F                                                                 42,379          2,224                 55              3
Class 529-A                                                             13,171            694                 37              2
Class 529-B                                                              2,984            160                  -              -
Class 529-C                                                              4,657            250                  -              -
Class 529-E                                                                713             37                  -              -
Class 529-F                                                                259             13                 -*             -*
Class R-1                                                                1,175             63                  -              -
Class R-2                                                               27,557          1,461                  -              -
Class R-3                                                               22,350          1,181                  -              -
Class R-4                                                                7,357            389                 15              1
Class R-5                                                                7,036            366                148              8
Total net increase
   (decrease)                                                        $ 773,415         40,690            $ 4,087            228

Year ended November 30, 2003
Class A                                                              $ 654,297         42,661                $ -              -
Class B                                                                 32,595          2,140                  -              -
Class C                                                                 33,567          2,203                  -              -
Class F                                                                 36,523          2,317                  -              -
Class 529-A                                                              9,660            612                  -              -
Class 529-B                                                              2,084            135                  -              -
Class 529-C                                                              2,758            178                  -              -
Class 529-E                                                                701             46                  -              -
Class 529-F                                                                189             13                  -              -
Class R-1                                                                  794             53                  -              -
Class R-2                                                               18,627          1,229                  -              -
Class R-3                                                               17,193          1,117                  -              -
Class R-4                                                                6,554            436                  -              -
Class R-5                                                                8,958            554                  -              -
Total net increase
   (decrease)                                                        $ 824,500         53,694                $ -              -


Share class                                                                 Repurchases(1)               Net (decrease) increase
                                                                        Amount         Shares             Amount         Shares
Year ended November 30, 2004
Class A                                                           $ (1,078,019)       (56,682)        $ (491,848)       (25,952)
Class B                                                                (20,010)        (1,088)            11,340            614
Class C                                                                (11,150)          (609)            18,938          1,025
Class F                                                                (16,427)          (864)            26,007          1,363
Class 529-A                                                             (1,323)           (70)            11,885            626
Class 529-B                                                               (140)            (8)             2,844            152
Class 529-C                                                               (467)           (25)             4,190            225
Class 529-E                                                                (39)            (2)               674             35
Class 529-F                                                                (41)            (2)               218             11
Class R-1                                                                 (266)           (14)               909             49
Class R-2                                                               (8,233)          (438)            19,324          1,023
Class R-3                                                               (6,693)          (354)            15,657            827
Class R-4                                                               (2,621)          (138)             4,751            252
Class R-5                                                               (5,168)          (272)             2,016            102
Total net increase
   (decrease)                                                     $ (1,150,597)       (60,566)        $ (373,095)       (19,648)

Year ended November 30, 2003
Class A                                                           $ (1,011,106)       (68,130)        $ (356,809)       (25,469)
Class B                                                                (15,910)        (1,088)            16,685          1,052
Class C                                                                (15,920)        (1,101)            17,647          1,102
Class F                                                                (17,928)        (1,135)            18,595          1,182
Class 529-A                                                               (507)           (34)             9,153            578
Class 529-B                                                                (73)            (4)             2,011            131
Class 529-C                                                               (101)            (7)             2,657            171
Class 529-E                                                                 (2)            -*                699             46
Class 529-F                                                                 (8)            (1)               181             12
Class R-1                                                                 (320)           (19)               474             34
Class R-2                                                               (4,155)          (280)            14,472            949
Class R-3                                                               (4,564)          (293)            12,629            824
Class R-4                                                               (1,677)          (109)             4,877            327
Class R-5                                                               (3,261)          (213)             5,697            341
Total net increase
   (decrease)                                                     $ (1,075,532)       (72,414)        $ (251,032)       (18,720)

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,381,935,000 and $2,833,152,000, respectively, during the year ended November 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended November 30, 2004, the custodian fee of $1,111,000 included $10,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                    Income (loss) from investment operations(2)
                                                                                                             Net
                                                                 Net asset                         gains (losses)
                                                                    value,              Net        on securities       Total from
                                                                 beginning       investment       (both realized       investment
                                                                 of period     income (loss)      and unrealized)      operations
Class A:
 Year ended 11/30/2004                                              $18.11             $.06                $2.11            $2.17
 Year ended 11/30/2003                                               14.94              .01                 3.16             3.17
 Year ended 11/30/2002                                               18.01                - (5)            (3.07)           (3.07)
 Year ended 11/30/2001                                               24.69              .01                (3.76)           (3.75)
 Year ended 11/30/2000                                               29.90              .12                (2.01)           (1.89)
Class B:
 Year ended 11/30/2004                                               17.57             (.08)                2.03             1.95
 Year ended 11/30/2003                                               14.61             (.11)                3.07             2.96
 Year ended 11/30/2002                                               17.75             (.12)               (3.02)           (3.14)
 Year ended 11/30/2001                                               24.56             (.16)               (3.72)           (3.88)
 Period from 3/15/2000 to 11/30/2000                                 31.27             (.06)               (6.65)           (6.71)
Class C:
 Year ended 11/30/2004                                               17.52             (.09)                2.03             1.94
 Year ended 11/30/2003                                               14.57             (.11)                3.06             2.95
 Year ended 11/30/2002                                               17.70             (.12)               (3.01)           (3.13)
 Period from 3/15/2001 to 11/30/2001                                 19.75             (.16)               (1.89)           (2.05)
Class F:
 Year ended 11/30/2004                                               18.07              .06                 2.09             2.15
 Year ended 11/30/2003                                               14.91              .01                 3.15             3.16
 Year ended 11/30/2002                                               17.98                - (5)            (3.07)           (3.07)
 Period from 3/15/2001 to 11/30/2001                                 19.92             (.04)               (1.90)           (1.94)
Class 529-A:
 Year ended 11/30/2004                                               18.11              .06                 2.10             2.16
 Year ended 11/30/2003                                               14.93              .02                 3.16             3.18
 Period from 2/15/2002 to 11/30/2002                                 17.14                - (5)            (2.21)           (2.21)
Class 529-B:
 Year ended 11/30/2004                                               17.82             (.11)                2.05             1.94
 Year ended 11/30/2003                                               14.83             (.13)                3.12             2.99
 Period from 2/19/2002 to 11/30/2002                                 16.76             (.09)               (1.84)           (1.93)
Class 529-C:
 Year ended 11/30/2004                                               17.83             (.11)                2.05             1.94
 Year ended 11/30/2003                                               14.84             (.13)                3.12             2.99
 Period from 2/21/2002 to 11/30/2002                                 16.55             (.09)               (1.62)           (1.71)
Class 529-E:
 Year ended 11/30/2004                                               18.01             (.01)                2.09             2.08
 Year ended 11/30/2003                                               14.91             (.05)                3.15             3.10
 Period from 3/15/2002 to 11/30/2002                                 18.26             (.02)               (3.33)           (3.35)
Class 529-F:
 Year ended 11/30/2004                                               18.09              .04                 2.09             2.13
 Year ended 11/30/2003                                               14.94             (.01)                3.16             3.15
 Period from 10/11/2002 to 11/30/2002                                12.30                - (5)             2.64             2.64

Class R-1:
 Year ended 11/30/2004                                               17.92             (.08)                2.06             1.98
 Year ended 11/30/2003                                               14.90             (.11)                3.13             3.02
 Period from 6/21/2002 to 11/30/2002                                 15.45             (.04)                (.51)            (.55)
Class R-2:
 Year ended 11/30/2004                                               17.92             (.08)                2.07             1.98
 Year ended 11/30/2003                                               14.88             (.11)                3.15             3.04
 Period from 5/31/2002 to 11/30/2002                                 17.02             (.05)               (2.09)           (2.14)
Class R-3:
 Year ended 11/30/2004                                               18.03                - (5)             2.08             2.07
 Year ended 11/30/2003                                               14.92             (.05)                3.16             3.11
 Period from 6/25/2002 to 11/30/2002                                 15.26             (.02)                (.32)            (.34)
Class R-4:
 Year ended 11/30/2004                                               18.12              .07                 2.09             2.16
 Year ended 11/30/2003                                               14.94              .01                 3.17             3.18
 Period from 7/25/2002 to 11/30/2002                                 12.85             (.01)                2.10             2.09
Class R-5:
 Year ended 11/30/2004                                               18.21              .12                 2.10             2.22
 Year ended 11/30/2003                                               14.97              .06                 3.18             3.24
 Period from 5/15/2002 to 11/30/2002                                 17.58              .03                (2.64)           (2.61)




FINANCIAL HIGHLIGHTS (1)

                                                                             Dividends and distributions

                                                                  Dividends
                                                                  (from net    Distributions                Total       Net asset
                                                                 investment    (from capital        dividends and      value, end
                                                                    income)           gains)        distributions       of period
Class A:
 Year ended 11/30/2004                                               $(.01)              $-                $(.01)          $20.27
 Year ended 11/30/2003                                                   -                -                    -            18.11
 Year ended 11/30/2002                                                   -                -                    -            14.94
 Year ended 11/30/2001                                                   -            (2.93)               (2.93)           18.01
 Year ended 11/30/2000                                                (.14)           (3.18)               (3.32)           24.69
Class B:
 Year ended 11/30/2004                                                   -                -                    -            19.52
 Year ended 11/30/2003                                                   -                -                    -            17.57
 Year ended 11/30/2002                                                   -                -                    -            14.61
 Year ended 11/30/2001                                                   -            (2.93)               (2.93)           17.75
 Period from 3/15/2000 to 11/30/2000                                     -                -                    -            24.56
Class C:
 Year ended 11/30/2004                                                   -                -                    -            19.46
 Year ended 11/30/2003                                                   -                -                    -            17.52
 Year ended 11/30/2002                                                   -                -                    -            14.57
 Period from 3/15/2001 to 11/30/2001                                     -                -                    -            17.70
Class F:
 Year ended 11/30/2004                                                (.03)               -                 (.03)           20.19
 Year ended 11/30/2003                                                   -                -                    -            18.07
 Year ended 11/30/2002                                                   -                -                    -            14.91
 Period from 3/15/2001 to 11/30/2001                                     -                -                    -            17.98
Class 529-A:
 Year ended 11/30/2004                                                (.03)               -                 (.03)           20.24
 Year ended 11/30/2003                                                   -                -                    -            18.11
 Period from 2/15/2002 to 11/30/2002                                     -                -                    -            14.93
Class 529-B:
 Year ended 11/30/2004                                                   -                -                    -            19.76
 Year ended 11/30/2003                                                   -                -                    -            17.82
 Period from 2/19/2002 to 11/30/2002                                     -                -                    -            14.83
Class 529-C:
 Year ended 11/30/2004                                                   -                -                    -            19.77
 Year ended 11/30/2003                                                   -                -                    -            17.83
 Period from 2/21/2002 to 11/30/2002                                     -                -                    -            14.84
Class 529-E:
 Year ended 11/30/2004                                                   -                -                    -            20.09
 Year ended 11/30/2003                                                   -                -                    -            18.01
 Period from 3/15/2002 to 11/30/2002                                     -                -                    -            14.91
Class 529-F:
 Year ended 11/30/2004                                                (.02)               -                 (.02)           20.20
 Year ended 11/30/2003                                                   -                -                    -            18.09
 Period from 10/11/2002 to 11/30/2002                                    -                -                    -            14.94

Class R-1:
 Year ended 11/30/2004                                                   -                -                    -            19.90
 Year ended 11/30/2003                                                   -                -                    -            17.92
 Period from 6/21/2002 to 11/30/2002                                     -                -                    -            14.90
Class R-2:
 Year ended 11/30/2004                                                   -                -                    -            19.90
 Year ended 11/30/2003                                                   -                -                    -            17.92
 Period from 5/31/2002 to 11/30/2002                                     -                -                    -            14.88
Class R-3:
 Year ended 11/30/2004                                                   -                -                    -            20.10
 Year ended 11/30/2003                                                   -                -                    -            18.03
 Period from 6/25/2002 to 11/30/2002                                     -                -                    -            14.92
Class R-4:
 Year ended 11/30/2004                                                (.03)               -                 (.03)           20.25
 Year ended 11/30/2003                                                   -                -                    -            18.12
 Period from 7/25/2002 to 11/30/2002                                     -                -                    -            14.94
Class R-5:
 Year ended 11/30/2004                                                (.06)               -                 (.06)           20.37
 Year ended 11/30/2003                                                   -                -                    -            18.21
 Period from 5/15/2002 to 11/30/2002                                     -                -                    -            14.97




FINANCIAL HIGHLIGHTS (1)


                                                                          Ratio of expenses  Ratio of expenses to    Ratio of net
                                                          Net assets,        to average net    average net assets   income (loss)
                                                 Total  end of period         assets before   after reimbursement      to average
                                            return (3)  (in millions)  reimbursement/waiver           /waiver (4)      net assets
Class A:
 Year ended 11/30/2004                          12.00%        $6,938                   .84%                 .84%             .32%
 Year ended 11/30/2003                          21.22          6,671                   .89                  .89              .09
 Year ended 11/30/2002                         (17.05)         5,883                   .89                  .89             (.01)
 Year ended 11/30/2001                         (17.67)         8,086                   .82                  .82              .02
 Year ended 11/30/2000                          (7.43)        10,418                   .81                  .81              .42
Class B:
 Year ended 11/30/2004                          11.10            172                  1.62                 1.62             (.45)
 Year ended 11/30/2003                          20.26            144                  1.68                 1.68             (.70)
 Year ended 11/30/2002                         (17.69)           104                  1.69                 1.69             (.79)
 Year ended 11/30/2001                         (18.36)           111                  1.63                 1.63             (.81)
 Period from 3/15/2000 to 11/30/2000           (21.46)            85                  1.58 (6)             1.58 (6)         (.29)(6)
Class C:
 Year ended 11/30/2004                          11.07             76                  1.66                 1.65             (.47)
 Year ended 11/30/2003                          20.25             51                  1.69                 1.69             (.73)
 Year ended 11/30/2002                         (17.68)            26                  1.70                 1.70             (.77)
 Period from 3/15/2001 to 11/30/2001           (10.38)            15                  1.86 (6)             1.86 (6)        (1.19)(6)
Class F:
 Year ended 11/30/2004                          11.89             72                   .89                  .88              .32
 Year ended 11/30/2003                          21.19             40                   .91                  .91              .04
 Year ended 11/30/2002                         (17.08)            15                   .95                  .95             (.02)
 Period from 3/15/2001 to 11/30/2001            (9.74)             7                  1.00 (6)             1.00 (6)         (.34)(6)
Class 529-A:
 Year ended 11/30/2004                          11.96             35                   .87                  .86              .33
 Year ended 11/30/2003                          21.30             20                   .85                  .85              .11
 Period from 2/15/2002 to 11/30/2002           (12.89)             8                  1.00 (6)             1.00 (6)          .02 (6)
Class 529-B:
 Year ended 11/30/2004                          10.89              7                  1.78                 1.78             (.58)
 Year ended 11/30/2003                          20.16              4                  1.81                 1.81             (.86)
 Period from 2/19/2002 to 11/30/2002           (11.52)             1                  1.84 (6)             1.84 (6)         (.82)(6)
Class 529-C:
 Year ended 11/30/2004                          10.88             10                  1.77                 1.76             (.57)
 Year ended 11/30/2003                          20.15              5                  1.80                 1.80             (.84)
 Period from 2/21/2002 to 11/30/2002           (10.33)             2                  1.80 (6)             1.80 (6)         (.78)(6)
Class 529-E:
 Year ended 11/30/2004                          11.55              2                  1.23                 1.23             (.03)
 Year ended 11/30/2003                          20.79              1                  1.25                 1.25             (.30)
 Period from 3/15/2002 to 11/30/2002           (18.35)             - (7)              1.25 (6)             1.25 (6)         (.23)(6)
Class 529-F:
 Year ended 11/30/2004                          11.79              1                   .98                  .98              .23
 Year ended 11/30/2003                          21.08              - (7)              1.00                 1.00             (.04)
 Period from 10/11/2002 to 11/30/2002           21.46              - (7)               .14                  .14             (.03)

Class R-1:
 Year ended 11/30/2004                            .11              2                   .02                  .02             (.00)
 Year ended 11/30/2003                          20.27              1                  1.96                 1.66             (.69)
 Period from 6/21/2002 to 11/30/2002            (3.56)             - (7)              1.43                  .73             (.28)
Class R-2:
 Year ended 11/30/2004                          11.05             44                  2.03                 1.61             (.40)
 Year ended 11/30/2003                          20.43             21                  2.35                 1.62             (.68)
 Period from 5/31/2002 to 11/30/2002           (12.57)             3                  2.00 (6)             1.63 (6)         (.78)(6)
Class R-3:
 Year ended 11/30/2004                          11.48             35                  1.26                 1.23             (.02)
 Year ended 11/30/2003                          20.84             17                  1.37                 1.24             (.29)
 Period from 6/25/2002 to 11/30/2002            (2.23)             2                   .61                  .54             (.12)
Class R-4:
 Year ended 11/30/2004                          11.92             17                   .86                  .85              .34
 Year ended 11/30/2003                          21.28             10                   .88                  .88              .09
 Period from 7/25/2002 to 11/30/2002            16.26              4                   .33                  .31             (.03)
Class R-5:
 Year ended 11/30/2004                          12.26             51                   .55                  .55              .62
 Year ended 11/30/2003                          21.64             44                   .56                  .56              .41
 Period from 5/15/2002 to 11/30/2002           (14.85)            31                   .56 (6)              .56 (6)          .44 (6)


                                                                                         Year ended November 30
                                                                        2004        2003         2002         2001           2000

Portfolio turnover rate for all classes of shares                        35%         38%          37%          41%            54%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 11/30/2004, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE NEW ECONOMY FUND:

We have audited the accompanying statement of assets and liabilities of The New Economy Fund (the "Fund"), including the summary investment portfolio, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Economy Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Costa Mesa, California
January 11, 2005


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending November 30, 2004.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from ordinary income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represents qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $220,000 of the dividends paid by the fund from ordinary income earned during the fiscal year was derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.